AGREEMENT TO TERMINATE EQUITY PLEDGE AGREEMENT

THIS AGREEMENT TO TERMINATE EQUITY PLEDGE AGREEMENT (this "Agreement") is entered into as of December 31, 2009, by and among Tongchuan Suoke Clean Energy Co., Ltd. ("Pledgee"), the shareholders listed on the signature page hereto holding the equity interests of Shaanxi Suo'ang Biological Science & Technology Co., Ltd. ("Pledgors") and Shaanxi Suo'ang Biological Science & Technology Co., Ltd ("Biological Company", and with Pledgee and Pledgors collectively referred to as the "Parties"). Sino Clean Energy, Inc., (the "Company"), is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

WHEREAS, in connection with a certain Consulting Services Agreement dated as of August 18, 2006 and its amendment dated June 30, 2009 (the "Consulting Agreement"), Plegee entered into an Equity Pledge Agreement and its amendment dated as of even date therewith, respectively (the "Equity Pledge Agreement") with Pledgors and Biological Company;

WHEREAS, Pledgee and Biological Company, as of date hereof, have entered into an agreement to terminate the Consulting Agreement and its amendment (the "Termination Agreement"), whereby Pledgee and Biological Company have terminated the Consulting Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Parties agree as follows:

A. **TERMINATION OF THE EQUITY PLEDGE AGREEMENT; AND ITS AMENDMENT**.

(1) Pledgee hereby terminates the Equity Pledge Agreement, and Pledgors and Biological Company hereby accept such termination.

(2) Each of the Pledgee, Pledgors and Biological Company acknowledges that all service fees under Consulting Agreement have been settled and the Pledgors will not undertake any further obligations under the Consulting Agreement.

B. GOVERNING LAW. This Agreement shall be governed and construed under the laws of the People's Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of page left blank intentionally.]

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.

PLEDGEE:

Tongchuan Suoke Clean Energy Co., Ltd.

By: ______________________
Name: REN, Baowen
Title: Chairman

BIOLOGICAL COMPANY:

Shaanxi Suo'ang Bio-Technology Co., Ltd.

By: ______________________
Name: REN, Baowen
Title: Chairman

SHAREHOLDERS

Shaanxi Hanzhong Lan Chao Clothes Group Co., Ltd.

By: ________________

____
REN Baowen

____
ZHANG Wenjie

____
YAO Leping

____
YANG Feng

____
YAO Yongsheng

____
QU Fuxiu

____
LEI Yuan

____
YONG Shanqing

____
REN Wenxia

____

ZHEN Ling

WANG Li

YANG Yuejun

ACKNOWLEDGED BY

Sino Clean Energy, Inc.

By: ______________

Name: REN, Baowen

Title: Chairman